Exhibit 99.1

IHC

Strength. Vision. Stability.

IHC

AMIC
AMERICAN INDEPENDENCE CORP.

Annual Meeting of Stockholders

June 15, 2006

The Fully-Insured Health
Opportunity

Solid Foundation

Founded 1980

Member NYSE & Russell 2000

Market Cap: $13M (’92) - $320M (’06)

’04 Forbes 200 Best Small Companies

Over $1 Billion Assets

Net Income Quarterly since ’92

3 Highly-Rated Insurance Carriers

Licensed in 50 States ($500M Gross)

Roy T.K. Thung
Chief Executive Officer
Teresa A. Herbert
Chief Financial Officer
David T. Kettig
Co-Chief Operating Officer
Scott M. Wood
Co-Chief Operating Officer
Larry R. Graber
SVP — Life & Annuities
Jeffrey C. Smedsrud
Chief Strategic Development Officer

IHC

Strength. Vision. Stability.

Experienced Leadership

Independence Holding Company
48%
Madison National Life
Standard Security Life
American Independence Corporation
Insurers Administrative Corporation
75%
MGU's
Independence American Insurance Company
Communicating for American Insurance Services
Health Plan Administrators
GroupLink

IHC
Strength. Vision. Stability.

Organization Chart*

*For illustrative purposes only.

Why Fully-Insured?

Diversify within expertise

Lower volatility; short-tail

Large potential

Acquired intellectual capital

The Opportunity

$500 billion fully-insured health market

46 million uninsured (20% population)

Greater need for individual coverage

Employers seeking reduced costs

CDHPs Growing Quickly

Agents & clients seeking alternatives

Total Health Spending: $1.9 trillion

    6.8%

  Other

    6.4%

  Medicaid

13%

State and Local

    6.3%

  Other

    9.2%

  Medicaid

  16.5%

  Medicare

32%

Federal

    7.3%

  Other

  12.6%

  Out-of-Pocket

  35.1%

  Health Insurance

55%

Private

Percent

Spending Distribution

Source: Centers for Medicare and Medicaid Services, 2006

NOTE: Duplicate counts from dual eligibles, retirees, in/out coverage, etc.

Market Segmentation

46MM

Uninsured

17MM

Individual

100MM

Large Employer

60MM

Small Employer

Uninsured

46 million Uninsured  (6 million more than in 2000)

Non-working adults = 19%

Children  = 11%

Low income (  $40,000) = 28%

50% college & high school grads uninsured at some point during first year after graduation ( 13 million)

Buys:

Short-Term Medical

HSAs

Limited Medical Benefits

Source:  Kaiser Commission on Medicaid and the Uninsured, January 2006

Individual

17 million people

Fast-growing segment

Includes self-employed… pre-retirees …
employees of small companies

Buys:

HSAs

STM and 12 X 3

Ancillary – Dental and Supplemental

Small Employers

Market growing, health coverage shrinking

Moving toward lower-cost plans

Offering more choices for workers

Buys:

Small Group PPO plans

Small Group CDHP (HSAs & HRAs)

Dental & Supplemental

STM – as COBRA replacement -- & 12 X 3

Large Employers

Stable Size

Largely self-funds medical ( IHC stop-loss
market)

Wide-range of employee income

Buys:

STM

Limited Medical Benefits

Dental & Supplemental

HMO

POS

PPO

CDHP

  - HSA

  - HRA

    ????

Employer

      vs.

Individual

Indemnity

Health Insurance 101

                 Access         Benefits         Cost

Product Continuum

MANAGED CARE

Health Benefit Costs

Health cost trend increase, although slowing, is still 3x growth of wages and inflation

Employment-based health insurance coverage fell for the fifth successive year

59.8% of companies offer health benefits

                   … down from 69% in 2000

Premiums up 73% in last five years

Annual Premiums

            All Plans                                 HSA–HDHP

$7,909

$2,700

$10,880

$4,024

Family

Single

Family

Single

Source:  Kaiser Foundation for Medicaid and the Uninsured, January 2006

CDHPs

Large and small employers embracing CDHPs – 47%
plan to add spending accounts*

Consultants, brokers and agents pushing hard

Regional health plans, Blues and mega-nationals are ALL
in the game – trailblazers are gone!

Employers are legitimizing cost shifting by moving to
CDHPs and high deductible plans

Over 10 million HRAs and HSAs by YE 2006

Source:  Watson Wyatt, 10th Annual Survey of
Employer Benefits, 2005

Evolution of the health care market

Health plan enrollment shifts from indemnity to managed care, and PPOs gain greatest share of market between 1988 and 2004.

Market share
Projected
80
70
60
50
40
30
20
10
0
Indemnity health plans
PPO
HMO
POS
CDH
'88
'90
'92
'94
'96
'98
'00
'02
'04
'06
'08
'10
Consumer plans headed for growth
Forrester Research predicts CDHPs will take market share from PPOs. By 2010 they will have 24% of the market.

Sources: Kaiser Family Foundation/Health Research and Educational Trust "Employer Health Benefits, 2004 Annual Survey" (historical data); Forrester Research Inc. (projections)

Note: Because of rounding, some totals are not 100%

PROJECTION:
 CDHPs to be 24% of employee benefit market

HSAs

Over 3 million TODAY; double by January 2007

$1 billion in account balances

Seamless, integrated benefits & banking
– real time adjudication at point of service

BIG QUESTION: Buying HDHP to lower
premiums    or  funding HSA as an investment
vehicle?

            20% of HSAs sold to small employers

          HSAs not just for “healthy and wealthy”

31% of purchasers previously uninsured

40% have household incomes under $50K

50% of purchasers over 40

Source:  EHealthInsurance:  Health Savings Accounts:  The First Year in Review  February 2005

Summary of Market Drivers

Uninsured buying short-term & limited
medical benefit plans

Individual market is growing

Small employers moving toward CDHP and
reducing coverage & costs

Ancillary benefits (e.g. dental)

Large employers embracing ways to lower
costs by giving employees coverage options

Over 50% of some markets are controlled
by one health insurer – alternatives are
needed!

Over 1 million L&H agents; 90% are selling
or plan to sell HSAs

Consultative selling earns credibility with
decision-makers

Augment reduced health commissions with
ancillary product sales

Agents & Brokers Seeking Alternatives

IHC Positioned to Succeed

Products for each Market Segment

Solid foundation

Best in class expertise

Systems

Strategy for growth

IAC
Insurers Administrative Corporation
MEMBER OF THE IHC GROUP
NYSE: IHC

IHC
Strength. Vision. Stability.

Major Medical Expertise

Small Group Individual and Family
                                Major Medical

CDHPs including HSAs & HRAs

Employee Choice Alternatives

Over 60 regional provider networks

National networks

28 year track record

Available in 38 states

GroupLink Inc.

MEMBER OF THE IHC GROUP

NYSE: IHC

IHC

Strength. Vision. Stability.

Dental Expertise

Group dental plans

Employer paid (2 or more employees)

Voluntary (5 or more employees)

Individual & self-funded plans

Multiple provider networks

21 year track record

Available in 50 states

HPA
Health Plan Administrators
MEMBER OF THE IHC GROUP
NYSE: IHC

Std. STM up to 12 months coverage

STM 12x3 up to 3 consecutive 12 month

     periods

Instant on-line quotes

Electronic applications & issuance

15 year track record in STM

Available in 45 states

STM Expertise

Flexible, Scaleable Systems

Web-based agent toolbox

Web-based customer portal

Automated workflow

On-line enrollment

System integrated cost containment

Systems Initiatives

Plexis: State-of-the-art core
administrative system

Underwriting decision support

Enhanced customer web portal

Expanded workflow automation

Web-based administration

Strategy For Growth

Building our brand and our
community

Cross-sell through 50,000 producers

Joint venture or acquire new
marketing relationships and TPA’s

Leverage vertical integration

IHC

Leaders Conference

Partnership to Ownership

JW Marriott Desert Ridge
Resort and Spa
Phoenix, Arizona

May 23 - 25, 2006

IHC
Strength. Vision. Stability.

Building Blocks of Success

"Excellent concept and like the idea of including stock with production."

"It was phenomenal!"

"I felt that the conference was a great opportunity to learn the personality of the company so that attendees could feel more comfortable with doing more business with IHC."

IHC
Strength. Vision. Stability.

What Participants Are Saying

“The IHC people are a breath of fresh air
in our industry.”

The Products of
Great Thinking
IHC
Independence Holding Company

BROKER WORLD

ADVISOR TODAY
VARIABLE ANNUITIES

HIU

IHC
Strength. Vision. Stability.

The Products of Great Thinking

Insurers' Consolidation Fuels Debate Over Rising U.S. Health Costs

OLDWICK, N.J. May 11 (BestWire) — Recent studies on the effects of consolidation among health insurers are stoking renewed debate over the causes of rising health-care costs in the United States — and over how to solve the problem.

Neither the government nor the private market is doing anything to control costs to make health insurance affordable for the average American, said Mike Chapman, president of Benefits Boutique, a Dallas-based broker that serves the market for individuals and small groups, or employers with 100 employees or fewer.

IHC
Strength. Vision. Stability.

Getting the Good Word Out

Scott Wood, co-chief operating officer of
Independence Holding Corp., which sells
consumer-driven plans to small employers
through subsidiaries Standard Security Life
Insurance Company of New York and
Madison National Life Insurance Co., said
these plans eventually would rein in the
unabated increase in health-care costs.
However, "we have to recognize that it's
not the health plan design that is the end
game, but the changes to the health-care
delivery system that will come about
because we engaged the consumer to take
ownership of the cost," Wood said.

What is cross-selling?

Broadening relationships and portfolio

Increasing share of “wallet”

Customer lifespan

IHC
Stock Ownership Plan
Partnership to Ownership

Introducing

The IHC Stock Ownership Plan

A General Agent Wealth Building Program

Strength. Vision. Stability.

Cross-Selling
 Aligning Action with Rewards

IHC Stock Incentive Program – special bonus for $50K
premiums in 3 different products

Augments reduced commission income from primary
product sale - HDHP

Position HDHP’s – door opener for life insurance

INSURANCE NETWORK America

Carolina Benefit ADMINISTRATORS

DIRECT BENEFITS INC.

IHC

Strength. Vision. Stability.

Acquisitions and Joint Ventures

Preferred marketing relationships
well-received

IAC’s scalability makes TPA
acquisitions attractive

Vertical Integration *

Profit Sharing

Net Risk Profit
(assuming quota
share reinsurance)

Carrier Fee

Administrative Fee
Income (net of
expenses)

*Targeted Return 9%;

Weighted Average Return 7-8%

Gross Premium Projections*

Estimated Annualized 12/31/07

$200-225M Group Major
Medical

$40-50M Individual Major
Medical

$30-40M Short-Term

$20-25M Dental

$20-25M Limited Medical

Total $310-365+ Million

Earned Premiums

’05 Earned $42 M

’06 Est. Earned $95 M

’07 Est. Earned $250-300 M

Financial stability

Product agility

Operational blocking
& tackling

Risk–medical–
financial management

Flexible technology
platform

Integrated customer
service

Multi-channel
distribution

Customer expectation
setting

Differentiated
marketing message

… STRATEGY FOR
THE FUTURE!

Poised to Thrive

IHC/AMIC Takeaways

Fully-insured health providing growth

Stop-Loss bottom line improving

Life blocks provide balance

Investment income improves as rates increase

AMIC:

Reinsures 10% of most fully-insured lines

Issuing carrier beginning 2007

Medical Stop-Loss

Business written in ’05 demonstrating
lower loss ratios

Underwriting discipline continues for
business written in ’06

Early signs of hardening for July ’07
business

Life Block Acquisitions

Added over $500M reserves since 1999

MILE:

Mortality

Interest rate

Lapse rate

Expenses

Seeking after-tax ROI of 10%

Interest Rates

$800M of investable assets

In increasing rate environment,
investment income will increase as
portfolio turns over

Forward Looking Statements

Some of the statements included herein may be considered to be forward looking statements which are subject to certain risks and uncertainties. Factors which could cause the actual results to differ materially from those suggested by such statements are described from time to time in filings with the Securities and Exchange Commission.

Questions

Jorge A. Yant

CEO and President

Plexis Healthcare Systems

Begin Here